UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Blvd., Suite 305,

Roslyn, New York, 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SINO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 27, 2019, Sino Global Shipping America, Ltd. (the “Company”) held its annual meeting of shareholders for its fiscal year ended June 30, 2019 (the “Annual Meeting”). Shareholders of an aggregate of 10,790,587 shares of common stock of the Company, constituting 62.59% of the aggregate number of votes entitled to cast at the meeting were present in person or represented by proxy at the meeting. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

1.	Election of Class I Director

The following individual was elected as a Class I Director to serve on the Board of Directors until the annual meeting of shareholders for the fiscal year of 2022 or until his successor is duly elected and qualified. No broker non-votes are counted.

Director’s Name	Votes For	Votes Withheld
Zhikang Huang	5,599,127	213,420

Mr. Jianming Li was not elected as a Class I Director due to the fact that he did not receive a plurality vote for his election. In particular, 2,340,117 votes were cast in favor of Mr. Li but 3,472,430 votes were withheld for his election.

2.	Ratification of Friedman LLP as Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. Broker non-votes are counted.

For	Against	Abstain
10,327,098	462,911	578

3.	Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. No broker non-votes are counted.

For	Against	Abstain
5,196,817	227,154	388,576

4.	Approval of the Reverse Stock Split Proposal

The shareholders approved the articles of amendments to our articles of incorporation to effect a reverse stock split of our common stock, no par value per share, at a ratio of up to one-for-five, such ratio to be determined in the discretion of the Company’s Board of Directors (the “Reverse Stock Split Proposal”). Despite the foregoing, the Board of Directors shall have the discretion as to whether, and if so, when to implement such reverse stock split.

For	Against	Abstain
9,182,341	1,604,169	4,077

5.	Approval of the Adjournment Proposal

The shareholders authorized an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

For	Against	Abstain
9,248,715	1,522,783	19,089

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2019

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Lei Cao
Name:	Lei Cao
Title:	Chief Executive Officer

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